SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY ADVISOR ASSET ALLOCATION FUND
FIDELITY ADVISOR BALANCED FUND
FIDELITY ADVISOR DIVIDEND GROWTH FUND
FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND
FIDELITY ADVISOR EQUITY GROWTH FUND
FIDELITY ADVISOR EQUITY INCOME FUND
FIDELITY ADVISOR EQUITY VALUE FUND
FIDELITY ADVISOR FIFTY FUND
FIDELITY ADVISOR GROWTH & INCOME FUND
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND
FIDELITY ADVISOR LARGE CAP FUND
FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND
FIDELITY ADVISOR MID CAP FUND
FIDELITY ADVISOR SMALL CAP FUND
FIDELITY ADVISOR STRATEGIC GROWTH FUND
FIDELITY ADVISOR VALUE STRATEGIES FUND
FIDELITY VALUE STRATEGIES FUND*
FUNDS OF
FIDELITY ADVISOR SERIES I

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098
or
1-800-544-3198
(For Fidelity Value Strategies Fund only)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund (the funds), will be held at an office of Fidelity Advisor Series I (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 16, 2005, at 10:15 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To change Fidelity Advisor Fifty Fund from a diversified fund to a non-diversified fund.

The Board of Trustees has fixed the close of business on September 19, 2005 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 19, 2005

*Fidelity Value Strategies Fund is a class of Fidelity Advisor Value Strategies Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR ASSET ALLOCATION FUND
FIDELITY ADVISOR BALANCED FUND
FIDELITY ADVISOR DIVIDEND GROWTH FUND
FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND
FIDELITY ADVISOR EQUITY GROWTH FUND
FIDELITY ADVISOR EQUITY INCOME FUND
FIDELITY ADVISOR EQUITY VALUE FUND
FIDELITY ADVISOR FIFTY FUND
FIDELITY ADVISOR GROWTH & INCOME FUND
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND
FIDELITY ADVISOR LARGE CAP FUND
FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND
FIDELITY ADVISOR MID CAP FUND
FIDELITY ADVISOR SMALL CAP FUND
FIDELITY ADVISOR STRATEGIC GROWTH FUND
FIDELITY ADVISOR VALUE STRATEGIES FUND
FIDELITY VALUE STRATEGIES FUND

TO BE HELD ON NOVEMBER 16, 2005

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund (the funds) and at any adjournments thereof (the Meeting), to be held on November 16, 2005 at 10:15 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All Funds
2.	To change Fidelity Advisor Fifty Fund from a diversified fund to a non-diversified fund.	Fidelity Advisor Fifty Fund

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 19, 2005. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit votes	Estimated cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Advisor Asset Allocation Fund: Class A	$	$
Fidelity Advisor Asset Allocation Fund: Class T	$	$
Fidelity Advisor Asset Allocation Fund: Class B	$	$
Fidelity Advisor Asset Allocation Fund: Class C	$	$
Fidelity Advisor Asset Allocation Fund: Institutional Class	$	$
Fidelity Advisor Balanced Fund: Class A	$	$
Fidelity Advisor Balanced Fund: Class T	$	$
Fidelity Advisor Balanced Fund: Class B	$	$
Fidelity Advisor Balanced Fund: Class C	$	$
Fidelity Advisor Balanced Fund: Institutional Class	$	$
Fidelity Advisor Dividend Growth Fund: Class A	$	$
Fidelity Advisor Dividend Growth Fund: Class T	$	$
Fidelity Advisor Dividend Growth Fund: Class B	$	$
Fidelity Advisor Dividend Growth Fund: Class C	$	$
Fidelity Advisor Dividend Growth Fund: Institutional Class	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class A	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class T	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class B	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class C	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Institutional Class	$	$
Fidelity Advisor Equity Growth Fund: Class A	$	$
Fidelity Advisor Equity Growth Fund: Class T	$	$
Fidelity Advisor Equity Growth Fund: Class B	$	$
Fidelity Advisor Equity Growth Fund: Class C	$	$
Fidelity Advisor Equity Growth Fund: Institutional Class	$	$
Fidelity Advisor Equity Income Fund: Class A	$	$
Fidelity Advisor Equity Income Fund: Class T	$	$
Fidelity Advisor Equity Income Fund: Class B	$	$
Fidelity Advisor Equity Income Fund: Class C	$	$
Fidelity Advisor Equity Income Fund: Institutional Class	$	$
Fidelity Advisor Equity Value Fund: Class A	$	$
Fidelity Advisor Equity Value Fund: Class T	$	$
Fidelity Advisor Equity Value Fund: Class B	$	$
Fidelity Advisor Equity Value Fund: Class C	$	$
Fidelity Advisor Equity Value Fund: Institutional Class	$	$
Fidelity Advisor Fifty Fund: Class A	$	$
Fidelity Advisor Fifty Fund: Class T	$	$
Fidelity Advisor Fifty Fund: Class B	$	$
Fidelity Advisor Fifty Fund: Class C	$	$
Fidelity Advisor Fifty Fund: Institutional Class	$	$
Fidelity Advisor Growth & Income Fund: Class A	$	$
Fidelity Advisor Growth & Income Fund: Class T	$	$
Fidelity Advisor Growth & Income Fund: Class B	$	$
Fidelity Advisor Growth & Income Fund: Class C	$	$
Fidelity Advisor Growth & Income Fund: Institutional Class	$	$
Fidelity Advisor Growth Opportunities Fund: Class A	$	$
Fidelity Advisor Growth Opportunities Fund: Class T	$	$
Fidelity Advisor Growth Opportunities Fund: Class B	$	$
Fidelity Advisor Growth Opportunities Fund: Class C	$	$
Fidelity Advisor Growth Opportunities Fund: Institutional Class	$	$
Fidelity Advisor Large Cap Fund: Class A	$	$
Fidelity Advisor Large Cap Fund: Class T	$	$
Fidelity Advisor Large Cap Fund: Class B	$	$
Fidelity Advisor Large Cap Fund: Class C	$	$
Fidelity Advisor Large Cap Fund: Institutional Class	$	$
Fidelity Advisor Leveraged Company Stock Fund: Class A	$	$
Fidelity Advisor Leveraged Company Stock Fund: Class T	$	$
Fidelity Advisor Leveraged Company Stock Fund: Class B	$	$
Fidelity Advisor Leveraged Company Stock Fund: Class C	$	$
Fidelity Advisor Leveraged Company Stock Fund: Institutional Class	$	$
Fidelity Advisor Mid Cap Fund: Class A	$	$
Fidelity Advisor Mid Cap Fund: Class T	$	$
Fidelity Advisor Mid Cap Fund: Class B	$	$
Fidelity Advisor Mid Cap Fund: Class C	$	$
Fidelity Advisor Mid Cap Fund: Institutional Class	$	$
Fidelity Advisor Small Cap Fund: Class A	$	$
Fidelity Advisor Small Cap Fund: Class T	$	$
Fidelity Advisor Small Cap Fund: Class B	$	$
Fidelity Advisor Small Cap Fund: Class C	$	$
Fidelity Advisor Small Cap Fund: Institutional Class	$	$
Fidelity Advisor Strategic Growth Fund: Class A	$	$
Fidelity Advisor Strategic Growth Fund: Class T	$	$
Fidelity Advisor Strategic Growth Fund: Class B	$	$
Fidelity Advisor Strategic Growth Fund: Class C	$	$
Fidelity Advisor Strategic Growth Fund: Institutional Class	$	$
Fidelity Advisor Value Strategies Fund: Class A	$	$
Fidelity Advisor Value Strategies Fund: Class T	$	$
Fidelity Advisor Value Strategies Fund: Class B	$	$
Fidelity Advisor Value Strategies Fund: Class C	$	$
Fidelity Advisor Value Strategies Fund: Institutional Class	$	$
Fidelity Value Strategies Fund	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of each fund provided the expenses do not exceed each class's existing voluntary expense caps of:

	Class A	Class T	Class B	Class C	Institutional Class	Retail Class
Fidelity Advisor Asset Allocation Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Balanced Fund	1.10%	1.35%	1.85%	1.85%	85%	--
Fidelity Advisor Dividend Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Dynamic Capital Appreciation Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Equity Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Equity Income Fund	1.15%	1.40%	1.90%	1.90%	0.90%	--
Fidelity Advisor Equity Value Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Fifty Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Growth & Income Fund	1.15%	1.40%	1.90%	1.90%	0.90%	--
Fidelity Advisor Growth Opportunities Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Large Cap Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Leveraged Company Stock Fund	1.30%	1.55%	2.05%	2.05%	1.05%	--
Fidelity Advisor Mid Cap Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Small Cap Fund	1.40%	1.65%	2.15%	2.15%	1.15%	--
Fidelity Advisor Strategic Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Value Strategies Fund*	1.25%	1.50%	2.00%	2.00%	1.00%	1.00%

*Fidelity Value Strategies Fund is a retail class of Fidelity Advisor Value Strategies Fund.

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of Fidelity Management & Research Company (FMR), each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Fidelity Advisor Asset Allocation Fund and Fidelity Advisor Balanced Fund, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg. 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each class of each fund of the trust issued and outstanding as of July 31, 2005 are indicated in the following table:

Number of Shares
Fidelity Advisor Asset Allocation Fund: Class A
Fidelity Advisor Asset Allocation Fund: Class T
Fidelity Advisor Asset Allocation Fund: Class B
Fidelity Advisor Asset Allocation Fund: Class C
Fidelity Advisor Asset Allocation Fund: Institutional Class
Fidelity Advisor Balanced Fund: Class A
Fidelity Advisor Balanced Fund: Class T
Fidelity Advisor Balanced Fund: Class B
Fidelity Advisor Balanced Fund: Class C
Fidelity Advisor Balanced Fund: Institutional Class
Fidelity Advisor Dividend Growth Fund: Class A
Fidelity Advisor Dividend Growth Fund: Class T
Fidelity Advisor Dividend Growth Fund: Class B
Fidelity Advisor Dividend Growth Fund: Class C
Fidelity Advisor Dividend Growth Fund: Institutional Class
Fidelity Advisor Dynamic Capital Appreciation Fund: Class A
Fidelity Advisor Dynamic Capital Appreciation Fund: Class T
Fidelity Advisor Dynamic Capital Appreciation Fund: Class B
Fidelity Advisor Dynamic Capital Appreciation Fund: Class C
Fidelity Advisor Dynamic Capital Appreciation Fund: Institutional Class
Fidelity Advisor Equity Growth Fund: Class A
Fidelity Advisor Equity Growth Fund: Class T
Fidelity Advisor Equity Growth Fund: Class B
Fidelity Advisor Equity Growth Fund: Class C
Fidelity Advisor Equity Growth Fund: Institutional Class
Fidelity Advisor Equity Income Fund: Class A
Fidelity Advisor Equity Income Fund: Class T
Fidelity Advisor Equity Income Fund: Class B
Fidelity Advisor Equity Income Fund: Class C
Fidelity Advisor Equity Income Fund: Institutional Class
Fidelity Advisor Equity Value Fund: Class A
Fidelity Advisor Equity Value Fund: Class T
Fidelity Advisor Equity Value Fund: Class B
Fidelity Advisor Equity Value Fund: Class C
Fidelity Advisor Equity Value Fund: Institutional Class
Fidelity Advisor Equity Income Fund: Class A
Fidelity Advisor Equity Income Fund: Class T
Fidelity Advisor Equity Income Fund: Class B
Fidelity Advisor Equity Income Fund: Class C
Fidelity Advisor Equity Income Fund: Institutional Class
Fidelity Advisor Fifty Fund: Class A
Fidelity Advisor Fifty Fund: Class T
Fidelity Advisor Fifty Fund: Class B
Fidelity Advisor Fifty Fund: Class C
Fidelity Advisor Fifty Fund: Institutional Class
Fidelity Advisor Growth & Income Fund: Class A
Fidelity Advisor Growth & Income Fund: Class T
Fidelity Advisor Growth & Income Fund: Class B
Fidelity Advisor Growth & Income Fund: Class C
Fidelity Advisor Growth & Income Fund: Institutional Class
Fidelity Advisor Growth Opportunities Fund: Class A
Fidelity Advisor Growth Opportunities Fund: Class T
Fidelity Advisor Growth Opportunities Fund: Class B
Fidelity Advisor Growth Opportunities Fund: Class C
Fidelity Advisor Growth Opportunities Fund: Institutional Class
Fidelity Advisor Large Cap Fund: Class A
Fidelity Advisor Large Cap Fund: Class T
Fidelity Advisor Large Cap Fund: Class B
Fidelity Advisor Large Cap Fund: Class C
Fidelity Advisor Large Cap Fund: Institutional Class
Fidelity Advisor Leveraged Company Stock Fund: Class A
Fidelity Advisor Leveraged Company Stock Fund: Class T
Fidelity Advisor Leveraged Company Stock Fund: Class B
Fidelity Advisor Leveraged Company Stock Fund: Class C
Fidelity Advisor Leveraged Company Stock Fund: Institutional Class
Fidelity Advisor Mid Cap Fund: Class A
Fidelity Advisor Mid Cap Fund: Class T
Fidelity Advisor Mid Cap Fund: Class B
Fidelity Advisor Mid Cap Fund: Class C
Fidelity Advisor Mid Cap Fund: Institutional Class
Fidelity Advisor Small Cap Fund: Class A
Fidelity Advisor Small Cap Fund: Class T
Fidelity Advisor Small Cap Fund: Class B
Fidelity Advisor Small Cap Fund: Class C
Fidelity Advisor Small Cap Fund: Institutional Class
Fidelity Advisor Strategic Growth Fund: Class A
Fidelity Advisor Strategic Growth Fund: Class T
Fidelity Advisor Strategic Growth Fund: Class B
Fidelity Advisor Strategic Growth Fund: Class C
Fidelity Advisor Strategic Growth Fund: Institutional Class
Fidelity Advisor Value Strategies Fund: Class A
Fidelity Advisor Value Strategies Fund: Class T
Fidelity Advisor Value Strategies Fund: Class B
Fidelity Advisor Value Strategies Fund: Class C
Fidelity Advisor Value Strategies Fund: Institutional Class
Fidelity Value Strategies Fund

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on July 31, 2005, was as follows:]]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of [each class of] the fund[s] on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 19, 2005 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for Fidelity Value Strategies Fund) or 1-877-208-0098 (for all funds except Fidelity Value Strategies Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for Fidelity Value Strategies Fund) or call Fidelity at 1-877-208-0098 (for all funds except Fidelity Value Strategies Fund.)

For a free copy of each fund's (except Fidelity Value Strategies Fund) annual report for the fiscal year ended November 30, 2004 and the semiannual report for the fiscal period ended May 31, 2005, call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

For a free copy of Fidelity Value Strategies' annual report for the fiscal year ended November 30, 2004 and the semiannual report for the fiscal period ended May 31, 2005, call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that Albert R. Gamper, Jr. begin serving as Trustee on or about January 1, 2006, replacing Marvin L. Mann, who is scheduled to retire at the end of 2005.

Except for Mr. Gamper, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Dennis J. Dirks, Stephen P. Jonas, Cornelia M. Small, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page 48) and were appointed to the Board on January 1, 2005, May 19, 2005, January 1, 2005, and January 1, 2005, respectively. Mr. Gamper is currently a Member of the Advisory Board of the trust. Mr. Gamper was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board on June 1, 2005.

Except for William O. McCoy, Mr. Gamper, Mr. Jonas, and Mr. Wolfe, each of the nominees oversees 319 funds advised by FMR or an affiliate. Mr. McCoy oversees 321 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 310 funds advised by FMR or an affiliate. Mr. Gamper does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Gamper is currently a Member of the Advisory Board of 319 funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (75)***

Year of Election or Appointment: 1983

Trustee of Fidelity Advisor Series I. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)***

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series I. Senior Vice President of Advisor Asset Allocation (2001), Advisor Balanced (2001), Advisor Dividend Growth (2001), Advisor Dynamic Capital Appreciation (2001), Advisor Equity Growth (2001), Advisor Equity Income (2001), Advisor Equity Value (2001), Advisor Fifty (2001), Advisor Growth & Income (2001), Advisor Growth Opportunities (2001), Advisor Large Cap (2001), Advisor Leveraged Company Stock (2001), Advisor Mid Cap (2001), Advisor Small Cap (2001), Advisor Strategic Growth (2001), and Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Asset Allocation (2005-present), Advisor Balanced (2005-present), Advisor Dividend Growth (2005-present), Advisor Dynamic Capital Appreciation (2005-present), Advisor Equity Growth (2005-present), Advisor Equity Income (2005-present), Advisor Equity Value (2005-present), Advisor Fifty (2005-present), Advisor Growth & Income (2005-present), Advisor Growth Opportunities (2005-present), Advisor Large Cap (2005-present), Advisor Leveraged Company Stock (2005-present), Advisor Mid Cap (2005-present), Advisor Small Cap (2005-present), Advisor Strategic Growth (2005-present), and Advisor Value Strategies (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Trustee of Fidelity Advisor Series I. Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhatten College (2005-present).

Albert R. Gamper, Jr. (63)+

Year of Election or Appointment to the Advisory Board: 2005

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Trustee of Fidelity Advisor Series I. Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Trustee of Fidelity Advisor Series I. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series I. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Trustee of Fidelity Advisor Series I. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)**

Year of Election or Appointment: 1993

Trustee of Fidelity Advisor Series I. Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Trustee of Fidelity Advisor Series I. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series I. Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Scheduled to retire at the end of 2005 in accordance with policy that each Independent Trustee retire no later than the last day of the calendar year in which his or her 72nd birthday occurs.

+ Nominated to serve as Trustee effective on or about January 1, 2006 following the retirement of Marvin L. Mann.

[As of July 31, 2005 the nominees, Trustees and officers of the trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s/s'] outstanding shares.]

[During the period December 1, 2003 through July 31, 2005, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four Interested and 10 Independent Trustees, met 13 times during the fiscal year ended November 30, 2004. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" [beginning] on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2005.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Stephen P. Jonas	Robert L. Reynolds
Advisor Asset Allocation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Balanced	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Dividend Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 $50,000/$50,001 - $100,000/over $100,000]
Advisor Dynamic Capital Appreciation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Value	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Fifty	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth & Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth Opportunities	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Large Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Leveraged Company Stock	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Mid Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Small Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Strategic Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Value Strategies	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.[5]	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Advisor Asset Allocation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Balanced	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Dividend Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Dynamic Capital Appreciation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Value	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Fifty	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth & Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth Opportunities	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Large Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Leveraged Company Stock	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Mid Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Small Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Strategic Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Value Strategies	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Advisor Asset Allocation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Balanced	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Dividend Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Dynamic Capital Appreciation	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Equity Value	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Fifty	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth & Income	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Growth Opportunities	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Large Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Leveraged Company Stock	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Mid Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Small Cap	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Strategic Growth	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Advisor Value Strategies	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1- $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee and Members of the Advisory Board for his or her services for the fiscal year ended November 30, 2004, or calendar year ended December 31, 2004, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Albert R. Gamper, Jr.[5]	Robert M. Gates	George H. Heilmeier.[6]	Donald J. Kirk[2]
Advisor Aggressive Growth	$ 14	$ 15	$ 1	$ 1	$ 0	$ 14	$ 14	$ 15
Advisor Asset Allocation	$ 50	$ 53	$ 4	$ 22	$ 0	$ 52	$ 50	$ 54
Advisor BalancedC	$ 638	$ 674	$ 53	$ 272	$ 0	$ 658	$ 639	$ 682
Advisor Dividend Growth	$ 1,728	$ 1,833	$ 123	$ 781	$ 0	$ 1,790	$ 1,735	$ 1,835
Advisor Dynamic Capital Appreciation	$ 124	$ 130	$ 11	$ 48	$ 0	$ 127	$ 124	$ 133
Advisor Equity GrowthD	$ 3,918	$ 4,142	$ 313	$ 1,672	$ 0	$ 4,045	$ 3,925	$ 4,181
Advisor Equity IncomeE	$ 2,087	$ 2,215	$ 147	$ 961	$ 0	$ 2,163	$ 2,096	$ 2,215
Advisor Equity Value	$ 29	$ 31	$ 2	$ 13	$ 0	$ 30	$ 29	$ 31
Advisor Fifty	$ 26	$ 27	$ 2	$ 11	$ 0	$ 27	$ 26	$ 27
Advisor Growth & Income	$ 673	$ 711	$ 54	$ 289	$ 0	$ 694	$ 674	$ 719
Advisor Growth OpportunitiesF	$ 2,031	$ 2,143	$ 177	$ 833	$ 0	$ 2,091	$ 2,032	$ 2,181
Advisor Large Cap	$ 255	$ 271	$ 18	$ 116	$ 0	$ 264	$ 256	$ 270
Advisor Leverage Company Stock	$ 48	$ 51	$ 3	$ 23	$ 0	$ 50	$ 48	$ 50
Advisor Mid Cap	$ 2,633	$ 2,798	$ 173	$ 1,223	$ 0	$ 2,733	$ 2,646	$ 2,786
Advisor Small Cap	$ 722	$ 766	$ 51	$ 332	$ 0	$ 748	$ 725	$ 765
Advisor Strategic Growth	$ 9	$ 10	$ 1	$ 4	$ 0	$ 10	$ 9	$ 10
Advisor Value Strategies	$ 761	$ 806	$ 57	$ 327	$ 0	$ 787	$ 763	$ 809
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 0	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[7]	William S. Stavropoulos	Kenneth L. Wolfe[8]
Advisor Aggressive Growth	$ 15	$ 13	$ 19	$ 14	$ 12	$ 13	$ 3
Advisor Asset Allocation	$ 54	$ 47	$ 70	$ 50	$ 45	$ 45	$ 9
Advisor BalancedC	$ 681	$ 600	$ 891	$ 630	$ 568	$ 584	$ 114
Advisor Dividend Growth	$ 1,854	$ 1,630	$ 2,421	$ 1,708	$ 1,560	$ 1,586	$ 332
Advisor Dynamic Capital Appreciation	$ 132	$ 116	$ 173	$ 123	$ 109	$ 113	$ 19
Advisor Equity GrowthD	$ 4,191	$ 3,689	$ 5,477	$ 3,874	$ 3,500	$ 3,591	$ 697
Advisor Equity IncomeE	$ 2,240	$ 1,969	$ 2,924	$ 2,061	$ 1,885	$ 1,915	$ 416
Advisor Equity Value	$ 31	$ 27	$ 41	$ 29	$ 26	$ 27	$ 6
Advisor Fifty	$ 28	$ 24	$ 36	$ 25	$ 23	$ 24	$ 5
Advisor Growth & Income	$ 719	$ 633	$ 940	$ 665	$ 600	$ 616	$ 121
Advisor Growth OpportunitiesF	$ 2,167	$ 1,909	$ 2,833	$ 2,009	$ 1,799	$ 1,859	$ 344
Advisor Large Cap	$ 274	$ 241	$ 357	$ 252	$ 230	$ 234	$ 49
Advisor Leveraged Company Stock	$ 51	$ 45	$ 67	$ 47	$ 44	$ 44	$ 11
Advisor Mid Cap	$ 2,830	$ 2,486	$ 3,694	$ 2,602	$ 2,392	$ 2,419	$ 525
Advisor Small Cap	$ 775	$ 681	$ 1,012	$ 713	$ 652	$ 663	$ 145
Advisor Strategic Growth	$ 10	$ 9	$ 13	$ 9	$ 8	$ 9	$ 2
Advisor Value Strategies	$ 815	$ 718	$ 1,066	$ 753	$ 684	$ 699	$ 136
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2005, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board.

6 During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board.

7 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

8 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $352; Ralph F. Cox, $352; Phyllis Burke Davis, $27; Robert M. Gates, $352; George H. Heilmeier, $325; Donald J. Kirk, $352; Marie L. Knowles, $379; Ned C. Lautenbach, $352; Marvin L. Mann, $469; William O. McCoy, $352; and William S. Stavropoulos, $352. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $138; Ralph F. Cox, $138; Phyllis Burke Davis, $11; Ned C. Lautenbach, $138; and William O. McCoy, $138.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $2,164; Ralph F. Cox, $2,164; Phyllis Burke Davis, $158; Robert M. Gates, $2,164; George H. Heilmeier, $2,006; Donald J. Kirk, $2,164; Marie L. Knowles, $2,329; Ned C. Lautenbach, $2,164; Marvin L. Mann, $2,886; William O. McCoy, $2,164; and William S. Stavropoulos, $2,164. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $846; Ralph F. Cox, $846; Phyllis Burke Davis, $64; Ned C. Lautenbach, $846; and William O. McCoy, $846.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $1,156; Ralph F. Cox, $1,156; Phyllis Burke Davis, $74; Robert M. Gates, $1,156; George H. Heilmeier, $1,082; Donald J. Kirk, $1,156; Marie L. Knowles, $1,247; Ned C. Lautenbach, $1,156; Marvin L. Mann, $1,543; William O. McCoy, $1,156; and William S. Stavropoulos, $1,156. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $451; Ralph F. Cox, $451; Phyllis Burke Davis, $30; Ned C. Lautenbach, $451; and William O. McCoy, $451.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $1,119; Ralph F. Cox, $1,119; Phyllis Burke Davis, $90; Robert M. Gates, $1,119; George H. Heilmeier, $1,029; Donald J. Kirk, $1,119; Marie L. Knowles, $1,202; Ned C. Lautenbach, $1,119; Marvin L. Mann, $1,492; William O. McCoy, $1,119; and William S. Stavropoulos, $1,119. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $438; Ralph F. Cox, $438; Phyllis Burke Davis, $36; Ned C. Lautenbach, $438; and William O. McCoy, $438.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO CHANGE FIDELITY ADVISOR FIFTY FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

The Board of Trustees, including all of the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, operating the fund as a "non-diversifed" fund. This change would mean that the fund would be able to focus its investments more heavily in securities of fewer issuers, assuming shareholders approve this proposal.

Generally, diversification reduces risk and non-diversification increases risk. For an extended period of time, the fund has operated as a diversified fund. You are being asked to change the fund from diversified, to non-diversified, or to make it potentially a riskier fund.

The point of this proposal is to empower the fund's investment manager - FMR - to decide to allocate risk in relation to expected return with the freedom to invest larger portions of the fund's portfolio in a single issuer - potentially up to 25% in one issuer, and potentially as much as 25% in a second issuer.

Fidelity Advisor Fifty Fund has a principal investment strategy of normally investing in 50 to 60 equity securities. The proposed flexibility will allow the fund to match or overweight positions relative to its benchmark index, the Standard and Poor's 500 Index (S&P 500), and where appropriate, to take over-5% positions that in the aggregate exceed 25% of fund assets. The S&P 500 is an unmanaged market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. FMR believes that this increased investment flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

The fund currently is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The principal difference between a diversified fund and a non-diversified fund is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, FMR may operate the fund as non-diversified or it may not. FMR will reserve the freedom of action to operate the fund as non-diversified only if and when it would be in shareholders' best interests to do so.

Under Subchapter M (the tax code), the fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions. The tax code requirements are generally applied at the end of each quarter of the fund's taxable year.

The proposal would - as a legal matter - also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to voting securities.

Conclusion. The Board of Trustees, including all of the Independent Trustees, believe that changing the fund to non-diversified will benefit the fund by providing more investment flexibility and recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective immediately. If the proposal is not approved, the fund will continue to operate as a diversified fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Albert R. Gamper, Jr. are Members of the Advisory Board of Fidelity Advisor Series I. The executive officers of the funds include: Ms. Johnson, Dwight D. Churchill, Walter Donovan, Boyce I. Greer, David L. Murphy, Thomas J. Silvia, Robert C. Chow, Timothy M. Cohen, Bettina Doulton, Stephen M. DuFour, Richard B. Fentin, Richard C. Habermann, Brian J. Hanson, Frederick D. Hoff Jr., Harry W. Lange, Charles A. Mangum, Charles S. Morrison, Ford O'Neil, John R. Porter III, Lawrence Rakers, Peter Saperstone, Thomas T. Soviero, Victor Thay, Jennifer S. Uhrig, Jason L. Weiner, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Kenneth A. Rathgeber, John R. Hebble, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Ms. Johnson and Mr. Gamper can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Churchhill also serves as Vice President of certain Equity funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity Investments in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced and Advisor Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (49)

Year of Election or Appointment: 2005

Vice President of Advisor Asset Allocation. Mr. Greer also serves as Vice President of the Fidelity Select Portfolios (2005-present), certain Asset Allocation Funds (2005-present), a Trustee of other investment companies advised by FMR (2003-present), and a member of the FMR senior management team (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), Executive Vice President (2000-2002), and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity Investment Grade Bond Funds (2005-present), and Fidelity Balanced Funds (2005-present). Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment-Grade Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Siliva served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Robert C. Chow (43)
Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of FMR and FMR Co., Inc. (2001).
Timothy M. Cohen (36)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap. Mr. Cohen. Mr. Cohen also serves as Vice President of other funds advised by FMR. Mr. Cohen also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Bettina Doulton (40)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton also serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds. Ms. Doulton also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Stephen M. DuFour (38)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds. Mr. DuFour also serves as Vice President of FMR and FMR Co., Inc. (2001).

Richard B. Fentin (50)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Fentin serves as Vice President of other funds advised by FMR. Mr. Fentin also serves as Vice President of FMR and FMR Co., Inc. (2001).

Richard C. Habermann (64)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Brian J. Hanson (30)

Year of Election or Appointment: 2004

Vice President of Advisor Strategic Growth. Mr. Hanson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as an analyst and manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Frederick D. Hoff, Jr. (44)

Year of Election or Appointment: 2004

Vice President of Advisor Balanced. Mr. Hoff serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff was a research analyst and manager.

Harry W. Lange (52)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange serves as Vice President of other funds advised by FMR. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Charles A. Mangum (40)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Mr. Mangum also serves as Vice President of FMR and FMR Co., Inc. (2001).

Ford E. O'Neil (42)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

John R. Porter (37)

Year of Election or Appointment: 2004

Vice President of Advisor Dynamic Capital Appreciation. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Lawrence Rakers (42)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers managed a variety of Fidelity funds.

Peter Saperstone (37)

Year of Election or Appointment: 2003

Vice President of Advisor Mid Cap. Prior to assuming his current responsibilities, Mr. Saperstone managed a variety of Fidelity funds. Mr. Saperstone also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Thomas T. Soviero (41)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR and FMR Co., Inc. (2001).

Victor Thay (31)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income. Prior to assuming his current responsibilities, Mr. Thay managed a variety of Fidelity funds. [Mr. Thay serves as Vice President of another fund advised by FMR.] Mr. Thay also serves as Vice President of FMR and FMR Co., Inc. (2003).

Jennifer S. Uhrig (43)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig serves as Vice President of another fund advised by FMR. Ms. Uhrig also serves as Vice President of FMR and FMR Co., Inc. (2001).

Jason L. Weiner (35)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity funds. Mr. Weiner also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Advisor Asset Allocation (1998), Advisor Balanced (1998), Advisor Dividend Growth (1998), Advisor Dynamic Capital Appreciation (1998), Advisor Equity Growth (1998), Advisor Equity Income (1998), Advisor Equity Value (2001), Advisor Fifty (2000), Advisor Growth & Income (1998), Advisor Growth Opportunities (1998), Advisor Large Cap (1998), Advisor Leveraged Company Stock (2000), Advisor Mid Cap (1998), Advisor Small Cap (1998), Advisor Strategic Growth (1998), and Advisor Value Strategies (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present) Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1987, 1996, 1998, 2000, or 2001

Assistant Treasurer of Advisor Asset Allocation (1998), Advisor Balanced (1987), Advisor Dividend Growth (1998), Advisor Dynamic Capital Appreciation (1998), Advisor Equity Growth (1986), Advisor Equity Income (1986), Advisor Equity Value (2001), Advisor Fifty (2000), Advisor Growth & Income (1996), Advisor Growth Opportunities (1987), Advisor Large Cap (1996), Advisor Leveraged Company Stock (2000), Advisor Mid Cap (1996), Advisor Small Cap (1998), Advisor Strategic Growth (1996), and Advisor Value Strategies (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage~~,~~ and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended November 30, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended November 30, 2004, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Mr. Lautenbach (Chair), Ms. Small, and Mr. Stavropoulos), the Fixed-Income and International Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates), and the Select and Special Committee (composed of Mr. McCoy (Chair), Dr. Heilmeier, and Mr. Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended November 30, 2004, the Equity Committee held 12 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 11 meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Mr. Lautenbach (Chair), Ms. Knowles, and Mr. McCoy) and the Fixed-Income Contract Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended November 30, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

The Shareholder Services, Brokerage, and Distribution Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended November 30, 2004, the Shareholder Services, Brokerage, and Distribution Committee held 12 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Drs. Gates and Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended November 30, 2004, the committee held 36 meetings.

The Governance and Nominating Committee is composed of Mr. Mann (Chair), Dr. Gates, and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nomination Committee Charter with Respect to Nominations of Independent Trustees is attached as Exhibit I to the trust's April 19, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended November 30, 2004, the committee held 14 meetings.

The Board of Trustees established the Compliance Committee (composed of Dr. Gates (Chair), Ms. Knowles, and Messrs. Lautenbach and Mann) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38(a)-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38(a)-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended November 30, 2004, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Advisor Asset Allocation, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Fifty, Advisor Leveraged Company Stock, and Advisor Small Cap. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for Advisor Balanced, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Strategic Growth, and Advisor Value Strategies. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

[According to [[PwC]/[Deloitte Entities]] for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of [each fund's/[ ]'s] financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of [[PwC]/[Deloitte Entities]] is as follows:]

Fund	2004
Fidelity Advisor Asset Allocation Fund	%
Fidelity Advisor Balanced Fund	%
Fidelity Advisor Dividend Growth Fund	%
Fidelity Advisor Dynamic Capital Appreciation Fund	%
Fidelity Advisor Equity Growth Fund	%
Fidelity Advisor Equity Income Fund	%
Fidelity Advisor Equity Value Fund	%
Fidelity Advisor Fifty Fund	%
Fidelity Advisor Growth & Income Fund	%
Fidelity Advisor Growth Opportunities Fund	%
Fidelity Advisor Large Cap Fund	%
Fidelity Advisor Leveraged Company Stock Fund	%
Fidelity Advisor Mid Cap Fund	%
Fidelity Advisor Small Cap Fund	%
Fidelity Advisor Strategic Growth Fund	%
Fidelity Advisor Value Strategies Fund	%

Audit Fees. For each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Advisor Asset Allocation Fund	$	$
Fidelity Advisor Balanced Fund	$	$
Fidelity Advisor Dividend Growth Fund	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund	$	$
Fidelity Advisor Equity Growth Fund	$	$
Fidelity Advisor Equity Income Fund	$	$
Fidelity Advisor Equity Value Fund	$	$
Fidelity Advisor Fifty Fund	$	$
Fidelity Advisor Growth & Income Fund	$	$
Fidelity Advisor Growth Opportunities Fund	$	$
Fidelity Advisor Large Cap Fund	$	$
Fidelity Advisor Leveraged Company Stock Fund	$	$
Fidelity Advisor Mid Cap Fund	$	$
Fidelity Advisor Small Cap Fund	$	$
Fidelity Advisor Strategic Growth Fund	$	$
Fidelity Advisor Value Strategies Fund	$	$
All funds in the Fidelity Group of Funds audited by PwC	$	$
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Advisor Asset Allocation Fund	$	$
Fidelity Advisor Balanced Fund	$	$
Fidelity Advisor Dividend Growth Fund	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund	$	$
Fidelity Advisor Equity Growth Fund	$	$
Fidelity Advisor Equity Income Fund	$	$
Fidelity Advisor Equity Value Fund	$	$
Fidelity Advisor Fifty Fund	$	$
Fidelity Advisor Growth & Income Fund	$	$
Fidelity Advisor Growth Opportunities Fund	$	$
Fidelity Advisor Large Cap Fund	$	$
Fidelity Advisor Leveraged Company Stock Fund	$	$
Fidelity Advisor Mid Cap Fund	$	$
Fidelity Advisor Small Cap Fund	$	$
Fidelity Advisor Strategic Growth Fund	$	$
Fidelity Advisor Value Strategies Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

[The percentage of audit-related services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.]

Fund	2004	2003
Fidelity Advisor Asset Allocation Fund	%	%
Fidelity Advisor Balanced Fund	%	%
Fidelity Advisor Dividend Growth Fund	%	%
Fidelity Advisor Dynamic Capital Appreciation Fund	%	%
Fidelity Advisor Equity Growth Fund	%	%
Fidelity Advisor Equity Income Fund	%	%
Fidelity Advisor Equity Value Fund	%	%
Fidelity Advisor Fifty Fund	%	%
Fidelity Advisor Growth & Income Fund	%	%
Fidelity Advisor Growth Opportunities Fund	%	%
Fidelity Advisor Large Cap Fund	%	%
Fidelity Advisor Leveraged Company Stock Fund	%	%
Fidelity Advisor Mid Cap Fund	%	%
Fidelity Advisor Small Cap Fund	%	%
Fidelity Advisor Strategic Growth Fund	%	%
Fidelity Advisor Value Strategies Fund	%	%

[The percentage of audit-related services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%

Tax Fees. In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Advisor Asset Allocation Fund	$	$
Fidelity Advisor Balanced Fund	$	$
Fidelity Advisor Dividend Growth Fund	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund	$	$
Fidelity Advisor Equity Growth Fund	$	$
Fidelity Advisor Equity Income Fund	$	$
Fidelity Advisor Equity Value Fund	$	$
Fidelity Advisor Fifty Fund	$	$
Fidelity Advisor Growth & Income Fund	$	$
Fidelity Advisor Growth Opportunities Fund	$	$
Fidelity Advisor Large Cap Fund	$	$
Fidelity Advisor Leveraged Company Stock Fund	$	$
Fidelity Advisor Mid Cap Fund	$	$
Fidelity Advisor Small Cap Fund	$	$
Fidelity Advisor Strategic Growth Fund	$	$
Fidelity Advisor Value Strategies Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

[The percentage of Tax Fees described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.]

Fund	2004	2003
Fidelity Advisor Asset Allocation Fund	%	%
Fidelity Advisor Balanced Fund	%	%
Fidelity Advisor Dividend Growth Fund	%	%
Fidelity Advisor Dynamic Capital Appreciation Fund	%	%
Fidelity Advisor Equity Growth Fund	%	%
Fidelity Advisor Equity Income Fund	%	%
Fidelity Advisor Equity Value Fund	%	%
Fidelity Advisor Fifty Fund	%	%
Fidelity Advisor Growth & Income Fund	%	%
Fidelity Advisor Growth Opportunities Fund	%	%
Fidelity Advisor Large Cap Fund	%	%
Fidelity Advisor Leveraged Company Stock Fund	%	%
Fidelity Advisor Mid Cap Fund	%	%
Fidelity Advisor Small Cap Fund	%	%
Fidelity Advisor Strategic Growth Fund	%	%
Fidelity Advisor Value Strategies Fund	%	%

[The percentage of Tax Fees described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of [the/each] fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%

All Other Fees. In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Advisor Asset Allocation Fund	$	$
Fidelity Advisor Balanced Fund	$	$
Fidelity Advisor Dividend Growth Fund	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund	$	$
Fidelity Advisor Equity Growth Fund	$	$
Fidelity Advisor Equity Income Fund	$	$
Fidelity Advisor Equity Value Fund	$	$
Fidelity Advisor Fifty Fund	$	$
Fidelity Advisor Growth & Income Fund	$	$
Fidelity Advisor Growth Opportunities Fund	$	$
Fidelity Advisor Large Cap Fund	$	$
Fidelity Advisor Leveraged Company Stock Fund	$	$
Fidelity Advisor Mid Cap Fund	$	$
Fidelity Advisor Small Cap Fund	$	$
Fidelity Advisor Strategic Growth Fund	$	$
Fidelity Advisor Value Strategies Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

[The percentage of All Other Fees for non-audit services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.]

Fund	2004	2003
Fidelity Advisor Asset Allocation Fund	%	%
Fidelity Advisor Balanced Fund	%	%
Fidelity Advisor Dividend Growth Fund	%	%
Fidelity Advisor Dynamic Capital Appreciation Fund	%	%
Fidelity Advisor Equity Growth Fund	%	%
Fidelity Advisor Equity Income Fund	%	%
Fidelity Advisor Equity Value Fund	%	%
Fidelity Advisor Fifty Fund	%	%
Fidelity Advisor Growth & Income Fund	%	%
Fidelity Advisor Growth Opportunities Fund	%	%
Fidelity Advisor Large Cap Fund	%	%
Fidelity Advisor Leveraged Company Stock Fund	%	%
Fidelity Advisor Mid Cap Fund	%	%
Fidelity Advisor Small Cap Fund	%	%
Fidelity Advisor Strategic Growth Fund	%	%
Fidelity Advisor Value Strategies Fund	%	%

[The percentage of All Other Fees for non-audit services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial report of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding.]/[There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by PwC of $_____A,B and $_____A,B and Deloitte Entities of $____A,B and $_____A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2004A,B	2004A,B	2003A,B	2003A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$	$	$	$
Deloitte Entities	$	$	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Value Strategies Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for all funds except Fidelity Value Strategies Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity is a registered trademark of FMR Corp.

ASI-PXS-0905	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP 315805531 / FUND # 726
1.763405.102		CUSIP 315805523 / FUND # 730
CUSIP 315805515 / FUND # 727
CUSIP 315805499 / FUND # 728
CUSIP 315805481 / FUND # 729
CUSIP 315807818 / FUND # 249
CUSIP 315807404 / FUND # 170
CUSIP 315807784 / FUND # 241
CUSIP 315807735 / FUND # 478
CUSIP 315807867 / FUND # 642
CUSIP 315805648 / FUND # 714
CUSIP 315805630 / FUND # 720
CUSIP 315805622 / FUND # 715
CUSIP 315805614 / FUND # 716
CUSIP 315805598 / FUND # 717
CUSIP 315805580 / FUND # 721
CUSIP 315805572 / FUND # 725
CUSIP 315805564 / FUND # 722
CUSIP 315805556 / FUND # 723
CUSIP 315805549 / FUND # 724
CUSIP 315805853 / FUND # 245
CUSIP 315805200 / FUND # 286
CUSIP 315805309 / FUND # 242
CUSIP 315805754 / FUND # 479
CUSIP 315805101 / FUND # 086
CUSIP 315808402 / FUND # 246
CUSIP 315808204 / FUND # 280
CUSIP 315808303 / FUND # 180
CUSIP 315808501 / FUND # 480
CUSIP 315808105 / FUND # 080
CUSIP 315805366 / FUND # 879
CUSIP 315805358 / FUND # 885
CUSIP 315805341 / FUND # 883
CUSIP 315805333 / FUND # 884
CUSIP 315805325 / FUND # 893
CUSIP 315805473 / FUND # 348
CUSIP 315805465 / FUND # 493
CUSIP 315805457 / FUND # 392
CUSIP 315805440 / FUND # 393
CUSIP 315805432 / FUND # 774
CUSIP 315805846 / FUND # 272
CUSIP 315805820 / FUND # 274
CUSIP 315805838 / FUND # 244
CUSIP 315805739 / FUND # 481
CUSIP 315805812 / FUND # 276
CUSIP 315807834 / FUND # 248
CUSIP 315807206 / FUND # 168
CUSIP 315807776 / FUND # 278
CUSIP 315807768 / FUND # 482
CUSIP 315807883 / FUND # 688
CUSIP 315805861 / FUND # 250
CUSIP 315805705 / FUND # 534
CUSIP 315805804 / FUND # 535
CUSIP 315805747 / FUND # 483
CUSIP 315805887 / FUND # 536
CUSIP 315805424 / FUND # 102
CUSIP 315805416 / FUND # 105
CUSIP 315805390 / FUND # 103
CUSIP 315805382 / FUND # 104
CUSIP 315805374 / FUND # 106
CUSIP 315805879 / FUND # 251
CUSIP 315805408 / FUND # 531
CUSIP 315805507 / FUND # 532
CUSIP 315805713 / FUND # 484
CUSIP 315805606 / FUND # 533
CUSIP 315805697 / FUND # 294
CUSIP 315805663 / FUND # 299
CUSIP 315805689 / FUND # 296
CUSIP 315805671 / FUND # 297
CUSIP 315805655 / FUND # 298
CUSIP 315805796 / FUND # 267
CUSIP 315805770 / FUND # 269
CUSIP 315805788 / FUND # 268
CUSIP 315805721 / FUND # 486
CUSIP 315805762 / FUND # 243
CUSIP 315920868 / FUND # 266
CUSIP 315918300 / FUND # 174
CUSIP 315920306 / FUND # 608
CUSIP 315805317 / FUND # 5636
CUSIP 316401108 / FUND # 014
CUSIP 315920884 / FUND # 694

Form of Proxy Card: Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund,

Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Deborah A. Pege and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 16, 2005 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series I-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert J. Gamper, Jr. (effective 01/01/06) (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Stephen P. Jonas (08) Marie L. Knowles (09) Ned C. Lautenbach (10) Marvin L. Mann (11) William O. McCoy	(12) Robert L. Reynolds (13) Cornelia M. Small (14) William S. Stavropoulos (15) Kenneth L. Wolfe	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.AASI-PXC-0905

726, 727, 728, 729, 730, 170, 241, 249, 478, 642, 714, 715, 716, 717, 720, 721, 722, 723, 724, 725, 086, 242, 245, 286, 479, 080, 180, 246, 280, 480, 879, 883, 884, 885, 893, 244, 272, 274, 276, 481, 168, 248, 278, 482, 688, 250, 483, 534, 535, 536, 102, 103, 104, 105, 106, 251, 484, 531, 532, 533, 294, 296, 297, 298, 299, 243, 267, 268, 269, 486, 014, 174, 266, 608, 694, 5636

(down arrow)

Form of Proxy Card: Fidelity Advisor Fifty Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Deborah A. Pege and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 16, 2005 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series I-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (effective 01/01/06) (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Stephen P. Jonas (08) Marie L. Knowles (09) Ned C. Lautenbach (10) Marvin L. Mann (11) William O. McCoy	(12) Robert L. Reynolds (13) Cornelia M. Small (14) William S. Stavropoulos (15) Kenneth L. Wolfe	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
2.	To change Fidelity Advisor Fifty Fund from a diversified fund to a non-diversified fund.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	.AASI-PXC-0905	348, 392, 393, 493, 774	(down arrow)